Geographic Concentrations	12 Months Ended
Dec. 31, 2016
Risks And Uncertainties [Abstract]
Geographic Concentrations

(16) Geographic Concentrations

Revenue by location is determined by the billing address of the customer. Approximately 90%, 86% and 86% of the Company’s revenue was from the United States for the fiscal years ended December 31, 2016, 2015 and 2014, respectively. No other individual country comprised more than 10% of total revenue for the fiscal years ended December 31, 2016, 2015 and 2014. Property and equipment by geographic location is based on the location of the legal entity that owns the asset. As of December 31, 2016 and 2015, more than 95% of the Company’s property and equipment was located in the United States.